SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):            December 20, 1996
                                             --------------------


        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
        ------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



372 Danbury Road, Wilton, Connecticut                06897
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-761-7900
                                                 ------------










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Item 5.   Other Events.
          -------------

     In connection with the adjournment of its 1996 annual meeting of stockholders (the "Meeting") to be held on January 13, 1997, on or about December 20, 1996 the Registrant mailed to holders of record of the Registrant's common stock, $.01 par value, on October 28, 1996 (the record date of holders entitled to notice of, and to vote at, the Meeting convened on December 5, 1996) a notice of adjournment, together with Supplement No. 1 to Proxy Statement of the Registrant. Reference is hereby made to the notice and supplement annexed to this current report as Exhibit 5(a), the text of which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ELECTRONIC RETAILING SYSTEMS
                               INTERNATIONAL, INC.



                              By  s/Bruce F. Failing, Jr.
                                --------------------------------
                                 Bruce F. Failing, Jr.
                                 President


Dated: January 9, 1997

                        INDEX TO EXHIBITS

Exhibit        Description

5(a)      -    Notice of Adjournment of 1996 Annual Meeting of
               Stockholders, together with Supplement No. 1 to
               Proxy Statement of the Registrant dated December
               20, 1996